HAGERTY FOURTH AMENDED AND RESTATED ANNUAL INCENTIVE PLAN Effective January 1, 2023 EXHIBIT 10.33

TABLE OF CONTENTS Contents HAGERTY ....................................................................................................................................... 2 THE PLAN .............................................................................................................................. 2 1. Purpose ........................................................................................................................... 2 2. Definitions ...................................................................................................................... 2 3. Administration ................................................................................................................ 4 4. Eligibility ........................................................................................................................ 4 5. Bonus Determinations .................................................................................................... 5 6. Participation By Other Employers ................................................................................. 6 7. Non-Transferability ........................................................................................................ 6 8. Withholding Taxes ......................................................................................................... 6 9. Funding .......................................................................................................................... 7 10. Committee Members Not Liable .................................................................................... 7 11. No Employment Rights. ................................................................................................. 7 12. Nature of Payments ........................................................................................................ 7 13. Non-Uniform Determinations ........................................................................................ 7 14. Amendment of this Plan ................................................................................................. 7 15. Governing Law ............................................................................................................... 8 16. Headings ......................................................................................................................... 8 17. Severability of Provisions .............................................................................................. 8 18. Miscellaneous ................................................................................................................. 8 19. Effective Date ................................................................................................................. 8

2 HAGERTY AMENDED AND RESTATED ANNUAL INCENTIVE PLAN THE PLAN The Hagerty Group, LLC (“Company”) established this Amended and Restated Annual Incentive Plan (the “Plan”). The terms of the Plan follow below. 1. Purpose The purpose of this Plan is to advance the interests of the Company by attracting and retaining employees capable of contributing to the future success of the Company and by providing annual incentive bonus awards to eligible Employees for outstanding achievement related to the successful accomplishment of individual and/or company-wide performance goals. 2. Definitions As used in this Plan, the terms set forth below have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): (a) “Actual Earnings” means the non-exempt employee Participant’s total wages, including any applicable overtime and discretionary bonus pay earned during the Plan Year, but excluding the annual incentive awarded under this Plan. (b) “Affiliate” means an entity directly or indirectly controlled by the Company or a division or designated group of the Company. (c) “Base Salary” means the exempt employee Participant’s actual base salary paid for the Plan Year, which will be prorated to include any changes in base salary rate that may occur during a Plan Year. “Base Salary” for certain sales employees will be the Participant’s actual base salary paid for the Plan Year, which will be prorated to include any changes in base salary rate that may occur during a Plan Year, plus any sales incentive payment earned during the Plan Year. (d) “Bonus” means the dollar amount of incentive compensation that may be earned by a Participant under the Plan for a Plan Year determined in accordance with Section 5. (e) “Bonus Pool” means the total Target Incentive for all Participants in the Bonus Pool multiplied by the Company Modifier. Separate Bonus Pools may be established by the Committee for the Company, an Affiliate, business unit, functional unit, geographic region, or any other subdivision of the Company. (f) “Committee” means the Talent, Culture and Compensation Committee appointed by the Board of Directors of the Company duly appointed to administer the Plan which

3 shall have such powers as specified by the Board. If no Committee has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. (g) “Company” means The Hagerty Group, LLC. (h) “Company Modifier” means the level of achievement of Company Performance Goals expressed as a percentage of target performance. (i) “Company Performance Goals” means, for a particular Plan Year, the targets for Company performance used to determine the amount of funding of the Participants’ Bonuses, which may be based on overall Company performance or performance by an Affiliate, business unit or any other subdivision of the Company as determined by the Committee. (j) “Compensation” means a Participant’s Actual Earnings or Base Salary, as applicable. (k) “EBITDA” means earnings before interest, taxes, depreciation and amortization. (l) “Employee” means an individual employed as a common-law employee, on the regular payroll, of the Company or an Affiliate. (m) “Gross Loss and Expense Ratio” means the measure of the relationship between (i) claim losses plus operating expenses and total other income (expense) items from internal financial statements and (ii) earned premiums plus sales revenue not derived from insurance premium. (n) “HDC Paid Members” means the Company’s paid membership count, including global Hagerty Drivers Club and Hagerty Garage and Social members. (o) “Individual Modifier” means the level of achievement of Participant Performance Goals expressed as a percentage of target performance. (p) “Loss Ratio” means the measure of the relationship between the Company’s (i) claim losses and (ii) earned premiums (q) “Participant” means any active Employee of the Company who is eligible to participate in the Plan in accordance with Section 4. (r) “Participant Performance Goals” means, for a particular Plan Year, the targets for a Participant’s individual performance. (s) “Plan” means The Hagerty Group, LLC Annual Incentive Plan as may be amended or restated from time to time. (t) “Plan Year” means the calendar year.

4 (u) “Retirement” means a Participant’s voluntary termination of employment with the Company or any of its Affiliates on or after attainment of age 55 and completing at least 10 years of continuous service since the Participant’s most recent date of hire. (v) “Target Incentive” means the amount equal to a fixed dollar amount or a percentage of a Participant’s Compensation that the Committee has established for a Participant assuming 100% achievement level for all Company Performance Goals and Participant Performance Goals. 3. Administration (a) This Plan shall be administered by the Committee, subject to the oversight of the Board of Directors. The Committee shall have full and final authority, in its sole discretion, but subject to the express provisions of this Plan, to establish the terms and conditions of Bonuses, set the Company Performance Goals and Participant Performance Goals, establish guidelines for determining individual awards, determine eligibility levels for any Bonuses, determine the method for satisfaction of any tax withholding obligation arising in connection with the Bonuses, interpret this Plan and make all determinations necessary or advisable for the administration of this Plan. Subject to subparagraph (b) of this Section 3, the Committee may delegate any or all of its administrative duties and responsibilities under this Plan to any individual or group of individuals it deems appropriate. (b) The Committee shall act by vote of a majority of its members; provided, that any tie shall be resolved by the Company’s Board of Directors. (c) The determination of the Committee on all matters relating to this Plan within its responsibility shall be made in its sole discretion, and shall be conclusive and final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Bonus. 4. Eligibility To be eligible for a Bonus under this Plan, an Employee must: (a) be classified by the Company as a full time or part-time regular employee. Individuals classified by the Company as temporary employees, interns, independent contractors and authorized agents are not regular employees and are not eligible to participate in this Plan. (b) meet the performance goals and objectives established for the Plan Year as determined in accordance with the applicable provisions of Section 5; and (c) be actively employed on the date of payment of Bonuses, except as follows: i. To be eligible for a Bonus, an Employee must be actively employed as a regular employee for a minimum of three months during the applicable Plan Year. Employees who began their work with the Company as a temporary employee and who became a regular employee on or before October 1 of the Plan Year are not eligible for such year.

5 ii. Participants who begin employment during any Plan Year and meet the above eligibility criteria will be eligible for a pro-rated Bonus. If any Participant’s employment terminates at any time during the Plan Year or prior to the time of payment of any Bonus, for any reason, including, but not limited to, resignation or termination by the Company, such Participant shall not be eligible to receive any Bonus or consideration in respect of such a Bonus. Notwithstanding the foregoing, if a Participant terminates employment as a result of death, disability or retirement prior to payment of the Bonus for such Plan Year, Company may, in its sole discretion, pay a Bonus or pro-rated Bonus to such Participant. (d) Employees who qualify for the Hagerty Individual Sales incentive shall not have any Participant Performance Goals or any Individual Modifier under this Plan, but shall be eligible for a Bonus based on a Target Incentive that will be modified by Company Performance. 5. Bonus Determinations (a) Bonus Threshold. Notwithstanding anything else in this Plan, the Committee may establish a threshold Performance Goal for any Plan Year and provide that no Bonus shall be paid to any employee under this Plan if the threshold Performance Goal is not attained. Any threshold Performance Goal shall be communicated to the Participants within the first ninety (90) days of the applicable Plan Year. The failure to attain a threshold Performance Goal shall not prevent the award of discretionary bonuses under Section (f) below. (b) Performance Goals. Bonuses shall be paid based on the achievement of specified Company Performance Goals and Participant Performance Goals. (i) On or before March 1 of each Plan Year, the Committee shall present to the Board for approval, recommended Company Performance Goals. Specific financial and/or performance objectives will be established for each Plan Year for the Company, an Affiliate, business unit, functional unit, geographic region or any other subdivision of the Company, and may include revenue, revenue growth percentage, EBITDA, EBITDA margin percentage, Loss Ratio, Gross Loss and Expense Ratio, HDC Paid Members, and other criteria established by the Committee in its sole discretion. (ii) On or before March 1 of each Plan Year, and subject to amendment, each team manager will establish Participant Performance Goals that include specific objectives for individual performance and/or individual goals related to team/line of business performance and certain strategic/tactical assignments. The Participant Performance Goals shall be set by the team manager with such input from the Participant as the manager deems appropriate and ultimately shall be reviewed and approved by the team manager’s direct supervisor. Each Plan Year the Committee also may establish separate additional Participant Performance Goals for Participants in its discretion. (c) Bonus Awards. After the Company has completed its year-end financial statements following the end of each Plan Year but no later than the 15th day of the third month after the end of the Plan Year, the Committee will, subject to the review and approval of the Board, determine

6 the Company’s actual performance for the Plan Year and establish the Company Modifier that will set the Bonus Pool from which Bonuses will be paid, if any, and determine the Participants’ actual performance for the Plan Year and establish the Individual Modifiers that will apply for each Participant. The Committee will have the full authority and discretion to determine the extent to which the Participant Performance Goals and Company Performance Goals have been achieved. (d) Payment. Bonuses shall be calculated as provided under this paragraph. Each Bonus Pool will first be determined based on the Target Incentives and the Company Modifier. The adjusted Bonus Pool shall then be divided amongst all Participants in the Bonus Pool on a pro rata basis based on each Participant’s Target Incentive (the Participant’s “Adjusted Target Incentive”). Each Participant’s Adjusted Target Incentive shall then be multiplied by the Participant’s Individual Modifier to determine the Participant’s Bonus. In no event may the total Bonuses paid to all Participants in a Bonus Pool exceed the total amount of the Bonus Pool. Payment of any Bonus to a Participant shall be made not later than the 15th day of the third month after the end of the Plan Year. There shall be no deferral of Bonuses under this Plan. Should an individual who is entitled to a bonus at the end of the Plan Year become ineligible for payment of the bonus based on termination of employment or for any other reason under this Plan, the bonus forfeited shall be added back to the Bonus Pool. (e) Discretionary Adjustments. Once established, Company Performance Goals and Participant Performance Goals will not be changed during the Plan Year. However, if the Committee, in its sole and absolute discretion, determines that there has been (i) a change in the business, operations, corporate or capital structure, (ii) a change in the manner in which business is conducted, or (iii) any other material change or event that will impact one or more Company Performance Goals or Participant Performance Goals in a manner the Committee did not intend or anticipate, then the Committee may, reasonably contemporaneously with such change or event, make such adjustments as it shall deem appropriate and equitable in the manner of computing the relevant Company Performance Goals and Participant Performance Goals for the Plan Year. (f) Discretionary Bonuses. Notwithstanding any other provision contained herein to the contrary, the Committee may, in its sole discretion, subject to Board approval if over $5,000 for any one Participant, make such other or additional Bonus payments to a Participant as it shall deem appropriate. 6. Participation By Other Employers The Company may permit Affiliates to participate in this Plan. 7. Non-Transferability Except as otherwise provided herein, no benefit or interest payable under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, loan or change and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities or torts of any Participant. Any other attempted assignment or alienation shall be void and of no force or effect.

7 8. Withholding Taxes The Company may withhold or cause to be withheld from any or all payments made under this Plan such amounts as are necessary to satisfy all U.S. federal, state and local withholding tax requirements or foreign withholding tax requirements related thereto. 9. Funding Payments under this Plan shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for Bonuses under this Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor. 10. Committee Members Not Liable The Committee and each of its members shall be entitled to rely upon certificates of appropriate officers of the Company with respect to financial and statistical data in order to determine if the objective Company Performance Goals and Participant Performance Goals for a Plan Year have been met. Neither the Committee nor any member shall be liable for any action or determination made in good faith with respect to this Plan or any Bonus paid hereunder. 11. No Employment Rights This Plan does not constitute an employment contract and participation in the Plan does not give a Participant the right to continue in the employ of the Company, nor affect the right of the Company to discharge a Participant. Neither the establishment of this Plan, nor the granting of any Bonus, shall be construed to: (a) alter or extend any Participant’s or employee’s terms and conditions of employment with the Company, and specifically does not alter the at-will nature of employment with the Company; (b) give any employee the right to any benefits not specifically provided by this Plan, or (c) in any manner modify the right of the Company or any of its Affiliates to modify, amend, or terminate any of its employee benefit plans. 12. Nature of Payments Any and all Bonuses paid hereunder shall constitute special incentive bonus payments to the Participant, and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, death or other benefits under (a) any qualified, non-qualified or supplemental pension, retirement or profit- sharing plan of the Company or any of its affiliated companies, (b) any bonus, life insurance or other employee benefit plan of the Company or any of its affiliated companies, or (c) any agreement between the Company or any of its affiliated companies, on the one hand, and the Participant, on the other hand, except as such plan or agreement shall otherwise expressly provide. 13. Non-Uniform Determinations The Committee’s determinations under this Plan need not be uniform, and may be made by the Committee selectively among individuals who receive, or are eligible to receive, Bonuses (whether or not such individuals are similarly-situated).

14. Amendment of this Plan The Committee may in its discretion terminate or, from time to time amend, modify or suspend this Plan at any time, for any reason, with or without notice. 15. Governing Law The construction and administration of this Plan and all questions pertaining thereto shall be governed by the laws of the State of Michigan, except to the extent that such law is preempted by Federal law. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), this Plan shall be exclusively in the District and Circuit courts in Grand Traverse County, Michigan. 16. Headings The headings of Sections herein are included solely for convenience, and if there is any conflict between headings and the text of the Plan, the text shall control. 17. Severability of Provisions If any provision of this Plan is determined to be void by any court of competent jurisdiction, this Plan shall continue to operate and, for the purposes of the jurisdiction of the court only, shall be deemed not to include the provision determined to be void. 18. Miscellaneous Notwithstanding any provision of this Plan to the contrary, all Bonuses made under this Plan are intended to be exempt from or, in the alternative, comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the interpretive guidance thereunder, including the exceptions for short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. 19. Effective Date This Plan as amended shall become effective as of January 1, 2023, and shall remain in effect until such time as it may be terminated, amended, modified or suspended pursuant to Section 15.